UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 3, 2010	000-51068
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1226 White Oaks Blvd.
Suite 10A
Oakville, ON L6H 2B9, Canada
(Address of Principal Executive Offices) (Zip Code)

(905) 845-1073
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02     Unregistered Sales of Equity Securities

Yukon Gold Corporation, Inc. (the "Company") completed the private placement of 99,320,400 Shares on November 3, 2010. The newly issued shares represent 70% of the Company's outstanding shares.

J.L. Guerra, Jr., the Chairman of the Company's Board of Directors, purchased five million shares in the offering. Joanne Hughes, the Company's Vice President of Operations and Kathy Chapman, the Company's Secretary and Chief Financial Officer, each purchased 6,400,000 shares in the offering. The gross proceeds of the offering were $248,300.

No commissions were paid in connection with the private placement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: November 3, 2010

/s/ Kathy Chapman
By: Name: Kathy Chapman, Secretary and CFO